                                                                   EXHIBIT 10.15


                               CIT FINANCIAL LTD.,
                                   the Company


                                       and


                              ROYAL BANK OF CANADA,
                             as Administrative Agent


                                       and


                       CANADIAN IMPERIAL BANK OF COMMERCE
                                       and
                       THE CHASE MANHATTAN BANK OF CANADA,
                              as Syndication Agents

--------------------------------------------------------------------------------


                                  $500,000,000
                            364-DAY CREDIT AGREEMENT

                           Dated as of March 27, 2001

--------------------------------------------------------------------------------



                            RBC DOMINION SECURITIES,
                        as Sole Arranger and Book Manager

                                TABLE OF CONTENTS


                                    ARTICLE 1
                                   DEFINITIONS

Section 1.1   Defined Terms...............................................1
Section 1.2   Other Definitional Provisions...............................9

                                    ARTICLE 2
                         AMOUNT AND TERMS OF COMMITMENTS

Section 2.1   Commitments.................................................9
Section 2.2   Borrowing Procedure.........................................9
Section 2.3   Repayment of Canadian Prime Rate Loans; Evidence of Debt...10
Section 2.4   Facility Fee; Administrative Agent's Fee...................11
Section 2.5   Utilization Fee............................................11
Section 2.6   Extension of Termination Date..............................11
Section 2.7   Termination or Reduction of Commitments....................13
Section 2.8   Optional Prepayments of Accommodations.....................14
Section 2.9   Applicable Interest Rate Margins, Facility Fee Rate and
              Utilization Fee............................................14
Section 2.10  Interest Rates and Payment Dates...........................14
Section 2.11  Computation of Interest and Fees...........................15
Section 2.12  Pro Rata Treatment and Payments............................17
Section 2.13  Requirements of Law........................................18
Section 2.14  Taxes......................................................20
Section 2.15  Indemnity..................................................20
Section 2.16  Actions of Banks...........................................20
Section 2.17  Lending Installations......................................20
Section 2.18  Removal of Banks...........................................20
Section 2.19  Replacement of Banks.......................................21

                                    ARTICLE 3
                              BANKERS' ACCEPTANCES

Section 3.1   Acceptances and Drafts.....................................22
Section 3.2   Form of Drafts.............................................22
Section 3.3   Procedure for Drawing......................................23
Section 3.4   Presigned Draft Forms......................................23
Section 3.5   Payment, Conversion or Renewal of Bankers' Acceptances.....24
Section 3.6   Circumstances Making Bankers' Acceptances Unavailable......25


                                      (i)

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

Section 4.1   Representations and Warranties.............................25

                                    ARTICLE 5
                              CONDITIONS PRECEDENT

Section 5.1   Conditions to Initial Accommodations.......................27
Section 5.2   Conditions to Each Accommodation...........................28

                                    ARTICLE 6
                              AFFIRMATIVE COVENANTS

Section 6.1   Payment of Obligations.....................................29
Section 6.2   Conduct of Business and Maintenance of Existence...........29
Section 6.3   Notices....................................................30
Section 6.4   Status of Obligations......................................31
Section 6.5   Payment of Taxes...........................................31
Section 6.6   Use of Proceeds............................................31

                                    ARTICLE 7
                               NEGATIVE COVENANTS

Section 7.1   Negative Pledge............................................31
Section 7.2   Assignment.................................................34

                                    ARTICLE 8
                                EVENTS OF DEFAULT

Section 8.1   Events of Default..........................................35

                                    ARTICLE 9
                                   THE AGENTS

Section 9.1   Appointment................................................38
Section 9.2   Delegation of Duties.......................................38
Section 9.3   Exculpatory Provisions.....................................38
Section 9.4   Reliance by Administrative Agent...........................39
Section 9.5   Notice of Default..........................................39
Section 9.6   Non-Reliance on Administrative Agent.......................39
Section 9.7   Indemnification............................................40
Section 9.8   Administrative Agent in Its Individual Capacity............41
Section 9.9   Successor Administrative Agent.............................41


                                      (ii)

                                   ARTICLE 10
                                  MISCELLANEOUS

Section 10.1  Amendments and Waivers.....................................41
Section 10.2  Notices....................................................42
Section 10.3  No Waiver; Cumulative Remedies.............................43
Section 10.4  Survival of Representations and Warranties.................43
Section 10.5  Payment of Expenses and Taxes..............................44
Section 10.6  Successors and Assigns; Participations; Purchasing Banks...44
Section 10.7  Dissemination of Information; Confidentiality..............47
Section 10.8  Adjustments................................................48
Section 10.9  Counterparts...............................................49
Section 10.10 Severability...............................................49
Section 10.11 Integration................................................49
Section 10.12 GOVERNING LAW..............................................49
Section 10.13 Submission To Jurisdiction; Waivers........................50
Section 10.14 WAIVERS OF JURY TRIAL......................................50


                                    SCHEDULES

I     Commitments and Bank Information


                                    EXHIBITS

A-1   Form of Opinion of Counsel to the Company
A-2   Form of Opinion of Counsel to the Guarantor
A-3   Form of Opinion of Stikeman Elliott
B     Form of Commitment Transfer Supplement
C-1   Form of Officer's Certificate
C-2   Form of Officer's Certificate
C-3   Form of Secretary's Certificate
D     Form of Incumbency Certificate
E     Form of Notice of Borrowing
F     Form of Drawing Notice
G     Form of Guaranty




                                     (iii)

                           364 - DAY CREDIT AGREEMENT

      364-DAY CREDIT AGREEMENT, dated as of March 27, 2001, among CIT FINANCIAL LTD., a corporation incorporated under the laws of Ontario, the several banks and other financial institutions from time to time on Schedule I to this Agreement (the "BANKS"), ROYAL BANK OF CANADA ("RBC"), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), and CANADIAN IMPERIAL BANK OF COMMERCE AND THE CHASE MANHATTAN BANK OF CANADA, as syndication agents (in such capacity, the "SYNDICATION AGENTS").

      RECITALS:

      (a) The Company has requested $500,000,000 in senior unsecured revolving credit facilities from the Banks for general corporate purposes; and

      (b) the Banks are willing to provide the requested senior unsecured revolving credit facilities on the terms and conditions set forth herein.

      In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1 DEFINED TERMS.

      As used in this Agreement, the following terms shall have the following meanings:

"ACCOMMODATION" means (i) a Canadian Prime Rate Loan, (ii) the creation and purchase of Bankers Acceptances or the completion and purchase of completed Drafts by a Bank or by any other Person, and (iii) a BA Equivalent Note.

"ACCOMMODATIONS OUTSTANDING" means, at any time, an amount equal to (i) in relation to the Company and any Bank, the sum of (A) the aggregate principal amount of all outstanding Canadian Prime Rate Loans made by such Bank, and (B) the aggregate Face Amount of all outstanding Bankers' Acceptances, completed Drafts and BA Equivalent Notes which the Bank has purchased or has arranged to have purchased, and (ii) in relation to the Company and all Banks, the sum of Accommodations Outstanding to each Bank.

"ADMINISTRATIVE AGENT" has the meaning as set forth in the preamble hereto.

"AFFILIATE" means as to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

"AGENTS" means the collective reference to the Administrative Agent and the Syndication Agents.

"AGGREGATE AVAILABLE COMMITMENT" means at any time, the excess, if any, of (i) the Aggregate Commitment over (ii) the aggregate principal amount of all Accommodations Outstanding.

"AGGREGATE COMMITMENT" means the aggregate amount of the Banks' Commitments.

"AGREEMENT" means this 364-Day Credit Agreement, as amended, supplemented or otherwise modified from time to time.

"APPLICABLE BA MARGIN" has the meaning as set forth in Section 2.9.

"APPLICABLE CANADIAN PRIME MARGIN" has the meaning as set forth in Section 2.9.

"APPLICABLE FACILITY FEE RATE" has the meaning as set forth in Section 2.9.

"APPLICABLE MARGIN" has the meaning as set forth in Section 2.9.

"APPLICABLE UTILIZATION FEE RATE" has the meaning as set forth in Section 2.9.

"BA EQUIVALENT NOTE" has the meaning as set forth in Section 3.3(3).

"BANKERS' ACCEPTANCE" has the meaning as set forth in Section 3.1(1).

"BANKS" has the meaning as set forth in the preamble hereto.

"BORROWING" means any borrowing consisting of simultaneous Canadian Prime Rate Loans from each of the Banks.

"BORROWING DATE" means a date on which a Borrowing is made hereunder.

"BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in Toronto are authorized or required by law to close.

"CANADIAN PRIME RATE" means, on any day, the greater of (i) the rate of interest per annum equal to the per annum rate of interest quoted, published and commonly known as the "PRIME RATE" of RBC which RBC establishes at its main office in Toronto, Ontario as the reference rate of interest in order to determine interest rates for commercial loans in Dollars to its Canadian borrowers, adjusted automatically and with each quoted or published change in the prime rate of RBC there shall be a corresponding change in the rate of interest payable under this Agreement, all without necessity of any prior notice thereof to the Company or any other Person, and (ii) the rate for Canadian Dollar bankers' acceptances accepted by RBC with a term to maturity of 30 days as quoted on the Reuters Screen CDOR Page as of 10:00 a.m. (Toronto time) on such day (and if such screen is not available, any successor or similar service as may be selected by the Company and the Administrative Agent) plus 0.50%.

"CANADIAN PRIME RATE LOAN" means a loan bearing interest at a rate determined by reference to the Canadian Prime Rate in accordance with Article 2.

"CIT U.S. CREDIT AGREEMENT" means the 364-Day Credit Agreement dated as of March 28, 2000 among the Guarantor, the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Chase Securities Inc as lead arranger and book manager, Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and The Dai-Ichi Kangyo Bank, Limited, as syndication agents, as amended, modified, supplemented or restated from time to time.

"CLOSING DATE" means the date on which the conditions precedent set forth in
Section 5.1 are satisfied.

"COMMITMENT" means, with respect to any Bank, the obligation of such Bank to make Accommodations to the Company hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on Schedule I, as the same may be decreased or terminated from time to time in accordance with Section 2.7.

"COMMITMENT PERCENTAGE" means, with respect to any Bank at any time, the percentage of the Aggregate Commitment then constituted by such Bank's Commitment, or, at any time after the Commitments shall have expired or terminated, the percentage which the amount of such Bank's Accommodations Outstanding constitutes of the amount of the Accommodations Outstanding.

"COMMITMENT PERIOD" means the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Aggregate Commitment shall terminate as provided herein.

"COMMITMENT TRANSFER SUPPLEMENT" has the meaning as set forth in Section
10.6(3).

"COMPANY" means CIT Financial Ltd. and its successors and assigns.

"CONTINUING BANKS" has the meaning as set forth in Section 2.6(1).

"CONTRACTUAL OBLIGATION" means as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

"DEFAULT" means any of the events specified in Section 8.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

"DISCOUNT RATE" means, in respect of any Bankers' Acceptances or Drafts to be purchased by a Bank pursuant to Article 3, (i) for a Bank which is a Schedule I Bank, (y) the average bankers' acceptances discount rate for the appropriate term as quoted on Reuters Screen CDOR Page determined at or about 10:00 a.m. (Toronto time) on that day or, (z) if the discount rate for a particular term is not quoted on Reuters Screen CDOR Page, the actual discount rate accepted by RBC, and (ii) for any other Bank, the arithmetic average of the actual discount rate quoted by the Reference Banks (as selected by the Administrative Agent and the Company) but not to exceed the actual rate of discount quoted in (i) above plus 0.08%.

"DOLLARS" and "$" means dollars in lawful currency of Canada.

"DRAFT" means, at any time, either a depository bill within the meaning of the DEPOSITORY BILLS AND NOTES ACT (Canada), or a bill of exchange within the meaning of the BILLS OF EXCHANGE ACT (Canada), drawn by the Company on a Bank or any other Person and bearing such distinguishing letters and numbers as the Bank or the Person may determine, but which at such time has not been completed as the payee or accepted by the Bank or the Person.

"DRAWING" means (i) the creation and purchase of Bankers' Acceptances by a Bank or by any other Person pursuant to Article 3, or (ii) the purchase of completed Drafts by a Bank or by any other Person pursuant to Article 3.

"DRAWING DATE" means any Business Day fixed pursuant to Section 3.3 for a Drawing.

"DRAWING FEE" means, with respect to each Draft drawn by the Company hereunder and purchased by any Person on any Drawing Date, an amount equal to the product of the Applicable BA Margin and the Face Amount of such Draft, calculated on the basis of the term to maturity of such Draft and a year of 365 days.

"DRAWING NOTICE" has the meaning as set forth in Section 3.3(1).

"DRAWING PURCHASE PRICE" means, in respect of Bankers' Acceptances or Drafts to be purchased by a Bank or any other Person, an amount equal to the product of
(i) the aggregate Face Amount of such Bankers' Acceptances or Drafts, and (ii) the result (rounded to the nearest whole cent, with one-half of one cent being rounded up) obtained by dividing one by the sum of one plus the product of (x) the relevant Bank's Discount Rate multiplied by (y) a fraction the numerator of which is the number of days in the term of maturity of such Bankers' Acceptances and the denominator of which is 365.

"EVENT OF DEFAULT" means any of the events specified in Section 8.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

"EXISTING CREDIT AGREEMENT" means the credit agreement dated as of March 28, 2000 among The CIT Financial Group Canada Ltd., Royal Bank of Canada, as administrative agent, Canadian Imperial Bank of Commerce and The Chase Manhattan Bank of Canada as syndication agents and the lenders party thereto.

"EXTENSION NOTICE" has the meaning as set forth in Section 2.6(1).

"FACE AMOUNT" means in respect of a Bankers' Acceptance, a Draft or a BA Equivalent Note, as the case may be, the amount payable to the holder thereof on its maturity.

"FEE PAYMENT DATE" means the last day of each calendar quarter, commencing March 31, 2001, the Termination Date and the Maturity Date.

"FINANCING LEASE" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

"GAAP" means generally accepted accounting principles in Canada in effect from time to time.

"GOVERNMENTAL AUTHORITY" means any nation or government, any province, state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"GUARANTY" means the guaranty dated as of March 27, 2001 executed by the Guarantor in favour of the Administrative Agent substantially in the form attached hereto as Exhibit G; and from and after an assignment and assumption as contemplated in Section 7.2, means the Guaranty delivered to the Administrative Agent pursuant to such Section 7.2.

"GUARANTOR" means The CIT Group, Inc. and its successors and assigns.

"HEDGING AGREEMENT" means any swap, cap, collar, floor or other hedging agreement in respect of interest rates or currency exchange rates. For purposes of this Agreement, the amount of any obligations or liabilities in respect of any

Hedging Agreement shall be the amounts, including any termination payments, that would be required to be paid to a counterparty upon early termination (in accordance with customary industry standards) rather than any notional amount with regard to which payments may be calculated.

"INDEBTEDNESS" means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services other than accounts payable arising in the ordinary course of such Person's business, (iii) obligations, whether or not assumed, secured by Liens on property now or hereafter owned or acquired by such Person (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual statutory Liens arising in the ordinary course of business), (iv) obligations which are evidenced by notes, acceptances, or other similar instruments, (v) capitalized lease obligations, (vi) contingent obligations with respect to the Indebtedness of another Person, including but not limited to the obligation or liability of another which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes contingently liable upon; provided that any Indebtedness owing by the Company to any of its Subsidiaries or by any Subsidiary of the Company to the Company or by any Subsidiary of the Company to any other Subsidiary of the Company or any contingent obligation in respect thereof shall not constitute Indebtedness for purposes of this Agreement, and (vii) obligations for which such Person is obligated in respect of a letter of credit. For purposes of this Agreement, Indebtedness shall not include (A) any indebtedness of such Person to the extent (I) such indebtedness does not appear on the financial statement of such Person, (II) such indebtedness is recourse only to certain assets of such Person, and (III) the assets to which such indebtedness is recourse only appear on the financial statements of such Person net of such indebtedness, or (B) any indebtedness or other obligations issued by any Person (or by a trust or other entity established by such Person or any of its affiliates) which are primarily serviced by the cash flows of a discrete pool of receivables, leases or other financial assets which have been sold or transferred by the Company or any Subsidiary in securitization transactions which, in accordance with GAAP, are accounted for as sales for financial reporting purposes. It is understood and agreed that (1) the amount of any Indebtedness described in clause (iii) for which recourse is limited to certain property of such Person shall be the lower of (x) the amount of the obligation and (y) the fair market value of the property of such Person securing such obligation, and (2) the amount of any obligation described in clause (vi) shall be the lower of (x) the stated or determinable amount of the primary obligation in respect of which such contingent obligation is made, and (y) the maximum amount for which such Person may be liable pursuant to the terms of the agreement embodying such contingent obligation unless such primary obligation and the maximum amount for which such Person may be liable are not stated or determinable, in which case the amount of such contingent obligation shall be such Person's maximum, reasonably anticipated liability in respect thereof as determined by such Person in good faith.

"INTEREST PAYMENT DATE" means as to any Canadian Prime Rate Loan, the last day of each month during which such Canadian Prime Rate Loan is outstanding and the Termination Date.

"LENDING INSTALLATION" means any branch or office of any Bank selected by such Bank to be a Lending Installation in accordance with Section 2.17.

"LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

"MATERIAL ADVERSE EFFECT" means a material adverse effect on the ability of the Guarantor to perform its obligations under the Guaranty.

"MATURITY DATE" means the first anniversary of the Termination Date (as such Termination Date may be extended from time to time).

"NET WORTH COVENANT" means Section 6.3 of the CIT U.S. Credit Agreement which is incorporated by reference in the Guaranty pursuant to Section 6 of the Guaranty.

"NON-EXTENDING BANKS" has the meaning as set forth in Section 2.6(1)

"NOTICE OF BORROWING" has the meaning as set forth in Section 2.2

"PARTICIPANT" has the meaning as set forth in Section 10.6(2).

"PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

"RBC" has the meaning as set forth in the preamble hereto.

"REFERENCE BANKS" means two Schedule II Banks or Schedule III Banks as so designated by the Company and the Administrative Agent.

"REQUIRED BANKS" means at a particular time, Banks whose Commitment Percentages aggregate at least 51% or, if the Aggregate Commitment has been terminated or for purposes of any decision to accelerate the Accommodations

Outstanding pursuant to Section 8.1, Banks in the aggregate holding at least 51% of the Accommodations Outstanding.

"REQUIREMENT OF LAW" means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or final determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any material portion of its property or to which such Person or any material portion of its property is subject.

"RESPONSIBLE OFFICER" means the chief executive officer, the vice chairman, the president, the secretary, any vice president of the Company or, with respect to financial matters, (i) the chief financial officer of the Company, (ii) the treasurer of the Company, or (iii) the controller of the Company.

"SCHEDULE I BANK" means any Bank named on Schedule I to the BANK ACT (Canada).

"SCHEDULE II BANK" means any Bank named on Schedule II to the BANK ACT (Canada).

"SCHEDULE III BANK" means any Bank named on Schedule III to the BANK ACT
(Canada).

"SUBSIDIARY" means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "SUBSIDIARY" or to "SUBSIDIARIES" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

"SYNDICATION AGENT" has the meaning as set forth in the preamble hereto.

"TERMINATION DATE" means March 26, 2002, as such date may be extended from time to time in accordance with Section 2.6.

"TRANSFER EFFECTIVE DATE" has the meaning as set forth in Section 10.6(3).

"TRANSFEREE" has the meaning as set forth in Section 10.7.

"U.S. DOLLARS" or "US$" means the lawful currency for the time being of the United States of America.

"UTILIZATION FEE" has the meaning as set forth in Section 2.5.

SECTION 1.2 OTHER DEFINITIONAL PROVISIONS

(1) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

(2) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

(3) The words "HEREOF", "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(4) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                    ARTICLE 2
                         AMOUNT AND TERMS OF COMMITMENTS

SECTION 2.1 COMMITMENTS.

      Subject to the terms and conditions hereof, each Bank severally agrees to make Accommodations available to the Company, from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of such Bank's Commitment. Notwithstanding anything to the contrary contained in this Section 2.1, at no time shall the aggregate of Accommodations Outstanding of all Banks exceed the Aggregate Commitment. During the Commitment Period the Company may borrow, pay or prepay and reborrow hereunder, all in accordance with the terms and conditions set forth in this Agreement.

SECTION 2.2 BORROWING PROCEDURE.

      Subject to the terms and conditions hereof, the Company may request Canadian Prime Rate Loans during the Commitment Period on any Business Day, provided that the Company shall give the Administrative Agent irrevocable notice, substantially in the form of Exhibit E (a "NOTICE OF BORROWING"), (which notice must be received by the Administrative Agent prior to 10:00 A.M., Toronto time, on the Borrowing Date), specifying (i) the amount to be borrowed, and (ii) the requested

Borrowing Date. Each Borrowing shall be in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then Aggregate Available Commitment is less than $10,000,000, such lesser amount). Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify the Lending Installation of each Bank thereof. Each Bank will make the amount of its pro rata share of each Borrowing available to the Administrative Agent at the office of the Administrative Agent specified in Section 10.2 prior to 1:00 P.M., Toronto time, on the Borrowing Date requested by the Company in funds immediately available to the Administrative Agent. The Administrative Agent shall make the funds so received from the Banks immediately available to the Company at the Administrative Agent's aforesaid address or to an account designated by the Company.

SECTION 2.3 REPAYMENT OF CANADIAN PRIME RATE LOANS; EVIDENCE OF DEBT.

(1) The Company unconditionally promises to pay to the Administrative Agent for the account of the relevant Bank on the Maturity Date (or such earlier date as the Canadian Prime Rate Loans become due and payable pursuant to
      Section 2.8 or Section 8.1), the unpaid principal amount of each Canadian Prime Rate Loan made to it by such Bank. The Company further agrees to pay interest in immediately available funds at the office of the Administrative Agent on the unpaid principal amount of Canadian Prime Rate Loans from time to time from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.10.

(2) The Administrative Agent shall maintain in accordance with its usual practice accounts and records evidencing the Indebtedness of the Company to each Bank resulting from the Accommodations made by such Bank to the Company, including (i) the amount of each Accommodation made hereunder, whether such Accommodation is a Canadian Prime Rate Loan, a Bankers' Acceptance or a BA Equivalent Note, and the maturity date (if any) applicable thereto, and (ii) the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

(3) The accounts and records maintained pursuant to Section 2.3(2) shall be prima facie evidence of the items contained therein; provided, however, that the failure of any Bank or the Administrative Agent to maintain such account or such records, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) any Accommodation made to the Company by such Bank in accordance with the terms of this Agreement.

SECTION 2.4 FACILITY FEE; ADMINISTRATIVE AGENT'S FEE.

(1) The Company agrees to pay to the Administrative Agent for the account of each Bank a non-refundable facility fee at the Applicable Facility Fee Rate per annum (i) on the daily average amount of such Bank's Commitment (whether borrowed or unborrowed) from and including the date hereof to and excluding the Termination Date, and (ii) on the daily average amount of each Bank's Accommodations Outstanding from and including the Termination Date to and excluding the Maturity Date, in each case calculated daily and payable quarterly in arrears and on each Fee Payment Date.

(2) The Company will pay to the Administrative Agent, for its own account, an agent's fee equal to the amount agreed upon in writing between the Company and the Administrative Agent, payable to the Administrative Agent in such manner as the Company and the Administrative Agent may agree. Each Bank acknowledges that the Administrative Agent is being paid certain other fees for its own account in connection with the financing pursuant to this Agreement in addition to the fees described in this Agreement.

SECTION 2.5 UTILIZATION FEE.

      If the average daily amount of Accommodations Outstanding for the calendar quarter preceding a Fee Payment Date (or such shorter period beginning with the date hereof or ending with the Maturity Date) is in excess of 50% of the average daily Aggregate Commitment for such calendar quarter or period (or, in the case of any period after the Termination Date, 50% of the Aggregate Commitment immediately prior to the Termination Date), the Company agrees to pay to the Administrative Agent for the account of the Banks a non-refundable utilization fee (the "UTILIZATION FEE") at the Applicable Utilization Fee Rate on such average daily aggregate principal amount of the Accommodations Outstanding during such calendar quarter (or shorter period), payable in arrears on each Fee Payment Date.

SECTION 2.6 EXTENSION OF TERMINATION DATE.

(1) The Company, on its behalf and on behalf of the Guarantor, may by written notice to the Administrative Agent (such notice being an "EXTENSION NOTICE") given no earlier than sixty days and no later than forty-five days prior to the Termination Date, request the Banks to consider an extension of the then applicable Termination Date to a date 364 days after the then applicable Termination Date. The Administrative Agent shall promptly transmit any Extension Notice to each Bank. Each Bank shall notify the Administrative Agent whether it wishes to extend the then applicable Termination Date no earlier than thirty days, and no later than twenty days, prior to such Termination Date, and any such notice given by a Bank to the Administrative Agent, once given, shall be irrevocable as to such Bank. Any Bank which does not expressly notify the Administrative Agent prior to such twenty day period that it wishes to so extend the then applicable Termination Date shall be deemed to have rejected the Company's request for extension of such Termination Date. Banks consenting to extend the then applicable Termination Date are hereinafter referred to as "CONTINUING BANKS", and Banks declining to consent to extend such Termination Date (or Banks deemed to have so declined) are hereinafter referred to as "NON-EXTENDING BANKS". If the Required Banks have elected (in their sole and absolute discretion) to so extend the Termination Date, the Administrative Agent shall notify the Company of such election by such Required Banks no later than fifteen days prior to such Termination Date, and effective on the date of such notice by the Administrative Agent to the Company, the Termination Date shall be automatically and immediately so extended. No extension will be permitted hereunder without the consent of the Required Banks and in no event shall the Termination Date be extended beyond March 23, 2005. Upon the delivery of an Extension Notice and upon the extension of the Termination Date pursuant to this Section 2.6, the Company shall be deemed to have represented and warranted on and as of the date of such Extension Notice and the effective date of such extension, as the case may be, that no Default or Event of Default has occurred and is continuing and that the representations and warranties of the Company contained herein are true and correct in all material respects on and as of such date as if made on and as of such date except (i) to the extent that such representations and warranties expressly relate to an earlier date, and
      (ii) for changes in the Schedules hereto reflecting transactions permitted by this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no Bank shall have any obligation to extend the Termination Date, and each Bank may at its option, unconditionally and without cause, decline to extend the Termination Date.

(2)   If the Termination Date shall have been extended in accordance with
      Section 2.6(1), all references herein to the "TERMINATION DATE" shall refer to the Termination Date as so extended.

(3) If any Bank shall determine not to extend the Termination Date as requested by any Extension Notice given by the Company pursuant to Section 2.6(1), the Commitment of such Bank shall terminate on the Termination Date without giving any effect to such proposed extension, and the Company shall on such date pay to the Administrative Agent, for the account of such Bank, the amount (including any accrued but unpaid interest) of such Bank's Accommodations Outstanding, together with any amounts payable to such Bank pursuant to Section 2.15 and any fees or other amounts owing to such Bank under this Agreement; provided that if the Company has replaced such Non-Extending Bank pursuant to Section 2.6(4) below then the provisions of such Section shall apply. The Aggregate Commitment shall be reduced by the amount of the Commitment of such Non-Extending Bank to the extent the Commitment of such Non-Extending Bank has not been transferred to one or more Continuing Banks pursuant to Section 2.6(4) below.

(4) A Non-Extending Bank shall be obligated, at the request of the Company and subject to payment by the Company to the Administrative Agent for the account of such Non-Extending Bank of the amount (including any accrued but unpaid interest) of such Bank's Accommodations Outstanding, together with any amounts payable to such Bank pursuant to Section 2.15 and any fees or other amounts owing to such Bank under this Agreement, to transfer without recourse, representation, warranty (other than good title to its Accommodations Outstanding) or expense to such Non-Extending Bank, at any time prior to the Termination Date applicable to such Non-Extending Bank, all of its rights and obligations hereunder to another financial institution or group of financial institutions nominated by the Company and willing to participate in the facility in the place of such Non-Extending Bank; provided that, if such transferee is not a Bank, such transferee(s) satisfies all the requirements of this Agreement and the Administrative Agent shall have consented to such transfer, which consent shall not be unreasonably withheld. Each such transferee shall become a Continuing Bank hereunder in replacement of the Non-Extending Bank and shall enjoy all rights and assume all obligations on the part of the Banks set forth in this Agreement. Simultaneously with such transfer, each such transferee shall execute and deliver to the Administrative Agent a written agreement assuming all obligations of the Non-Extending Bank it is replacing set forth in this Agreement, which agreement shall be reasonably satisfactory in form and substance to the Administrative Agent.

(5) If the Termination Date shall have been extended in respect of Continuing Banks in accordance with Section 2.6(1), any Notice of Borrowing pursuant to Section 2.2 specifying a Borrowing Date occurring after the Termination Date applicable to a Non-Extending Bank shall (i) have no effect in respect of such Non-Extending Bank, and (ii) not specify a requested aggregate principal amount exceeding the Aggregate Available Commitment (calculated on the basis of the Commitments of the Continuing Banks).

SECTION 2.7 TERMINATION OR REDUCTION OF COMMITMENTS.

      The Company shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Aggregate Commitment or, from time to time, to reduce the amount of the Aggregate Commitment, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments made in respect of the Accommodations Outstanding on the effective date of such termination or reduction, the aggregate amount of Accommodations Outstanding would exceed the Aggregate Commitment then in effect. Any such reduction shall be in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Commitments then in effect.

SECTION 2.8 OPTIONAL PREPAYMENTS OF ACCOMMODATIONS.

      The Company may at any time and from time to time prepay any principal amount of Accommodations Outstanding in whole or in part, without premium or penalty, upon at least two Business Days' irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of a Canadian Prime Rate Loan, accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Any amount prepaid in respect of a Bankers' Acceptance, Draft or BA Equivalent Note will be held by the Administrative Agent in an interest bearing account (such interest being for the account of the Borrower) on behalf of the Banks to fund such Bankers' Acceptance, Draft or BA Equivalent Note upon their maturity.

SECTION 2.9 APPLICABLE INTEREST RATE MARGINS, FACILITY FEE RATE AND UTILIZATION FEE.

      The Applicable Canadian Prime Margin, the Applicable BA Margin, the Applicable Facility Fee Rate and the Applicable Utilization Fee Rate (the Applicable Canadian Prime Margin, the Applicable BA Margin, the Applicable Facility Fee Rate and the Applicable Utilization Fee Rate, individually or collectively, the "APPLICABLE MARGIN") shall be equal to the percentage per annum set forth below:

      Applicable Canadian Prime Margin                .00%

      Applicable BA Margin                            .23%

      Applicable Facility Fee Rate                    .07%

      Applicable Utilization Fee Rate                 .05%

SECTION 2.10 INTEREST RATES AND PAYMENT DATES.

(1) Each Canadian Prime Rate Loan shall bear interest for each day during which such Canadian Prime Rate Loan is outstanding at a rate per annum equal to the Canadian Prime Rate plus the Applicable Canadian Prime Margin.

(2) If all or a portion of (i) the principal amount of any Accommodation Outstanding or (ii) any interest payable thereon, any fee or any other amount payable pursuant to the terms of this Agreement (other than attorneys' fees incurred in connection with the enforcement of the terms hereof) shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is the Canadian Prime Rate plus 2%, in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment).

(3) Interest on each Canadian Prime Rate Loan shall be calculated daily and payable in arrears on each Interest Payment Date applicable to such Canadian Prime Rate Loan, the Maturity Date and upon any prepayment of such Canadian Prime Rate Loan, provided that interest accruing pursuant to
      Section 2.10(2) shall be payable on demand.

SECTION 2.11 COMPUTATION OF INTEREST AND FEES.

(1) Interest on Canadian Prime Rate Loans and all fees shall be calculated on the basis of a 365 (or 366, as the case may be) day year for the actual days elapsed. Any change in the interest rate on a Canadian Prime Rate Loan resulting from a change in the Canadian Prime Rate shall become effective as of the opening of business on the day on which such change in the Canadian Prime Rate is announced. Notwithstanding anything to the contrary in this Agreement, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law.

(2) For purposes of the INTEREST ACT (Canada), (i) whenever any interest under this Agreement is calculated using a rate based on a year of 365 days, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 365 days, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 365, (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement; and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

(3) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Administrative Agent shall, at the request of the Company, deliver to the Company a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.10.

SECTION 2.12 PRO RATA TREATMENT AND PAYMENTS.

(1) Each Accommodation made by the Banks hereunder, each payment by the Company on account of any fee hereunder and, except as contemplated by

      Section 2.6(3), Section 2.16, Section 2.18, and Section 2.19 any reduction of the Commitments of the Banks shall be made pro rata according to the respective Commitment Percentages of the Banks. Except as contemplated by
      Section 2.6(3), Section 2.16, Section 2.18 and Section 2.19 each payment (including each prepayment) by the Company on account of Accommodations Outstanding shall be made pro rata according to the respective Accommodations Outstanding then held by the Banks. Each Bank agrees that in computing such Bank's portion of any Accommodation to be made hereunder, the Administrative Agent may, in its discretion, round each Bank's percentage of such Accommodation to the next higher or lower whole dollar amount. All payments (including prepayments) to be made by the Company hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, Toronto time, on the due date thereof to the Administrative Agent, for the account of the Banks, at the Administrative Agent's office specified in Section 10.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lending Installation of the Banks promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

(2) Unless the Administrative Agent shall have been notified in writing by any Bank prior to the date of any Accommodation that such Bank will not make the amount that would constitute its Commitment Percentage of the Accommodation on such date available to the Administrative Agent, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date, and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such amount is made available to the Administrative Agent on a date after the date of any Accommodation, such Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the rate equal to the cost of funds of the Administrative Agent, times (ii) the amount of such Bank's Commitment Percentage of such Accommodation, times (iii) a fraction the numerator of which is the number of days that elapse from and including the date of any Accommodation to the date on which such Bank's Commitment Percentage of such Accommodation shall have become immediately available to the Administrative Agent and the denominator of which is 365. A certificate of the Administrative Agent submitted to any Bank with respect to any amounts owing under this Section 2.12(2) shall be conclusive in the absence of manifest error. If such Bank's Commitment Percentage of such Accommodation is not in fact made available to the Administrative Agent by such Bank within three Business Days of the date of such Accommodation, the Administrative Agent shall notify the Company of such Bank's failure to fund, and shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Canadian Prime Rate Loans hereunder, on demand, from the Company.

SECTION 2.13 REQUIREMENTS OF LAW.

(1) In the event that any Bank shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Bank or the Lending Installation of such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the date hereof, does or shall have the effect of reducing the rate of return on such Bank's, such Lending Installation's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Bank, such Lending Installation or such corporation could have achieved but for such change or compliance (taking into consideration such Bank's, such Lending Installation's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, after submission by such Bank to the Company of a written request therefor, the Company shall pay to such Bank within 90 days after demand such additional amount or amounts as will compensate such Bank for such reduction. Each such request shall be accompanied by such information in respect of the basis for the claim made thereby and the method of computation thereof as such Bank shall at the time customarily provide to other borrowers deemed by it to be similarly situated. This covenant shall survive the termination of this Agreement and the payment of all other amounts payable hereunder.

(2) Each Bank, through the Administrative Agent, will promptly notify the Company of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section. Notwithstanding the foregoing, no Bank shall be entitled to any compensation described in this Section unless, at the time it requests such compensation, it is the policy or general practice of such Bank to request compensation for comparable costs in similar circumstances under comparable provisions of other credit agreements for comparable customers (as determined by such Bank) unless specific facts or circumstances applicable to the Company or the transactions contemplated by this Agreement would alter such policy or general practice. If any Bank fails to give the notice described in this Section 2.13(2) within 90 days after it obtains such actual knowledge of the event required to be described in such notice, such Bank shall, with respect to any compensation that would otherwise be owing to such Bank under this Section 2.13, only be entitled to payment for increased costs incurred from and after the date that such Bank does give such notice. If the Company shall reimburse any Bank pursuant to this Section for any cost and such Bank shall subsequently receive a refund in respect thereof, such Bank shall so notify the Company and, upon its request, will pay to the Company the portion of such refund that such Bank shall determine in good faith to be allocable to the costs so reimbursed.

SECTION 2.14 TAXES.

(1) All payments made by the Company under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Administrative Agent and each Bank, taxes based on or measured by net income imposed on the Administrative Agent or such Bank, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Administrative Agent or such Bank (excluding a connection arising solely from the Administrative Agent or such Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "TAXES"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Bank hereunder, the amounts so payable to the Administrative Agent or such Bank shall be increased to the extent necessary to yield to the Administrative Agent or such Bank (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Taxes are payable by the Company, promptly thereafter the Company shall send to the Administrative Agent for its own account or for the account of such Bank, as the case may be, a certified copy of an original official receipt received by the Company showing payment thereof. If such evidence of payment is unavailable, other evidence of such payment, satisfactory to the Administrative Agent, shall be provided by the Company. If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Company shall indemnify the Administrative Agent and the Banks for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Bank as a result of any such failure.

(2) Each Bank represents and warrants to the Company that under currently applicable law and treaties no Taxes will be required to be withheld by the Company with respect to any payments to be made to such Bank hereunder.

(3) If any Bank (or Transferee) or the Administrative Agent shall become aware that it is entitled to receive a refund or credit (such credit to include any increase in any foreign tax credit) as a result of Taxes (including any penalties or interest with respect thereto) as to which it has been indemnified by the Company pursuant to this Section 2.14, it shall promptly notify the Company of the availability of such refund or credit and shall, within 30 days after receipt of a request by the Company, apply for such refund or credit at the Company's expense, and in the case of any application for such refund or credit by the Company, shall, if legally able to do so, deliver to the Company such certificates, forms or other documentation as may be reasonably necessary to assist the Company in such application. If any Bank (or Transferee) or the Administrative Agent receives a refund or credit (such credit to include any increase in any foreign tax credit) in respect to any Taxes as to which it has been indemnified by the Company pursuant to this Section 2.14, it shall promptly notify the Company of such refund or credit and shall, within 60 days after receipt of such refund or the benefit of such credit (such benefit to include any reduction of the taxes for which any Bank (or Transferee) or the Administrative Agent would otherwise be liable due to any increase in any foreign tax credit available to such Bank (or Transferee) or the Administrative Agent), repay the amount of such refund or benefit of such credit (with respect to the credit, as determined by the Bank, Transferee or Administrative Agent in its sole, reasonable judgment) to the Company (to the extent of amounts that have been paid by the Company under this Section 2.14 with respect to Taxes giving rise to such refund or credit), plus any interest received with respect thereto, net of all reasonable out-of-pocket expenses of such Bank (or Transferee) or the Administrative Agent and without interest (other than interest actually received from the relevant taxing authority or other Governmental Authority with respect to such refund or credit); provided, however, that the Company, upon the request of such Bank (or Transferee) or the Administrative Agent, agrees to return the amount of such refund or benefit of such credit (plus interest) to such Bank (or Transferee) or the Administrative Agent in the event such Bank (or Transferee) or the Administrative Agent is required to repay the amount of such refund or benefit of such credit to the relevant taxing authority or other Governmental Authority.

(4) The agreements in this subsection shall survive the termination of this Agreement and the payment of all other amounts payable hereunder.

SECTION 2.15 INDEMNITY.

      The Company agrees to indemnify each Bank and to hold each Bank harmless from any loss or expense which such Bank may sustain or incur as a consequence of a default by the Company in making any prepayment after the Company has given a notice thereof in accordance with the provisions of this Agreement, including any such loss or expense arising from the reemployment of funds obtained by it (or which it has arranged to obtain) or from fees payable to terminate the deposits from which such funds were obtained (or which it has arranged to obtain). Nothing in this Section shall be deemed to give the Company any right to prepay any Accommodation Outstanding, the prepayment of which is otherwise prohibited pursuant to the terms of this Agreement. This covenant shall survive the termination of this Agreement and the payment of all other amounts payable hereunder.

SECTION 2.16 ACTIONS OF BANKS.

      Each Bank agrees to use reasonable efforts (including reasonable efforts to change the Lending Installation for its Accommodations) to avoid or minimize any amounts which might be payable pursuant to Section 2.13 or Section 2.14; provided, however, that such efforts shall not cause the imposition on such Bank of any additional costs or legal or regulatory burdens deemed by such Bank to be material. In the event that such reasonable efforts are insufficient to avoid all amounts that might be payable pursuant to Section 2.13 or Section 2.14, then the Company may remove any such Bank pursuant to Section 2.18 or replace any such Bank pursuant to Section 2.19.

SECTION 2.17 LENDING INSTALLATIONS.

      Each Bank may hold its Accommodations Outstanding at any Lending Installation selected by it and may change its Lending Installation from time to time, provided that no such Bank shall be entitled to receive any greater amount under Section 2.13, Section 2.14, Section 2.15, or Section 10.5 as a result of a transfer of any such Accommodations Outstanding to a different office of such Bank than it would be entitled to immediately prior thereto unless such claim would have arisen even if such transfer had not occurred. All provisions of this Agreement shall apply to any such Lending Installation. Each Bank may, by written or telex notice to the Company and the Administrative Agent, designate a Lending Installation through which the Accommodations will be made by it and for whose account payments are to be made.

SECTION 2.18 REMOVAL OF BANKS.

      The Company shall be permitted, from time to time in its discretion, to remove Banks from this Agreement and to reduce the Aggregate Commitment; provided, that (i) the Aggregate Commitment may not be reduced below $350,000,000 as a result of removal of one or more Banks from this Agreement pursuant to this Section, (ii) after giving effect to such removal, no Bank shall have a Commitment hereunder which exceeds an amount equal to 20% of the Aggregate Commitment, and (iii) a Bank may not be removed from this Agreement at any time a Default or an Event of Default exists and remains uncured or unwaived under this Agreement. If the Company elects to terminate the Commitment of a Bank, it shall give not less than 30 days written notice to the Administrative Agent and such Bank. On the effective date of such termination, the Company shall pay to the Administrative Agent, for the account of such Bank, in immediately available funds, an amount equal to all Accommodations Outstanding and other amounts (including accrued interest and fees) owing to such Bank plus the amounts, if any, owing to such Bank under Section 2.13, Section 2.14,
Section 2.15, and Section 10.5. Notwithstanding the removal of any Bank pursuant to this Section, such Bank shall continue to have all such rights as would survive the termination of this Agreement under Section 2.13, Section 2.14,
Section 2.15 and Section 10.5.

SECTION 2.19 REPLACEMENT OF BANKS.

      In the event that any Bank (a "NOTIFYING BANK") (i) shall demand payment by the Company of any amount pursuant to Section 2.13 or Section 2.14, (ii) shall have failed to make available an Accommodation on the date on which it was obligated to do so, or (iii) shall have failed to consent to any waiver, amendment or modification of this Agreement that has been consented to by the Required Banks, the Company may, upon notice to such Notifying Bank and the Administrative Agent, nominate a new financial institution or group of financial institutions willing to participate in the facility in the place of such Notifying Bank ("REPLACEMENT BANK"). Upon receipt of such notice from the Company and upon the consent of the Administrative Agent as to the Replacement Bank, which consent shall not be unreasonably withheld, such Notifying Bank shall be obligated to transfer without recourse, representation, warranty (other than that it has not in any way transferred, assigned, encumbered, sold or conveyed its rights under its Accommodations) or expense to such Notifying Bank, all of its rights (other than rights that would survive the termination of this Agreement pursuant to Section 2.13, Section 2.14, Section 2.15 and Section 10.5) and obligations hereunder to the Replacement Bank; provided that the Replacement Bank satisfies all of the requirements of this Agreement and pays such Notifying Bank all amounts owing to such Notifying Bank under this Agreement and the Company pays such Notifying Bank any funding losses incurred pursuant to Section 2.15, if any, as a result of such replacement. This Section 2.19 shall in no way affect the right of the Company to replace, remove or add a Bank pursuant to any other provision of this Agreement.

                                    ARTICLE 3
                              BANKERS' ACCEPTANCES

SECTION 3.1 ACCEPTANCES AND DRAFTS.

(1) Each Bank severally agrees, on the terms and conditions of this Agreement and from time to time on any Business Day prior to the Termination Date,
      (i) in the case of a Bank which is willing and able to accept Drafts, to create acceptances ("BANKERS' ACCEPTANCES") by accepting Drafts and to purchase such Bankers' Acceptances in accordance with Section 3.3(2), and
      (ii) in the case of a Bank which is unwilling or unable to accept Drafts, to purchase completed Drafts (which have not and will not be accepted by the Bank or any other Bank in accordance with Section 3.3(2)).

(2) Each Drawing shall be in a minimum aggregate Face Amount of $10,000,000 and in an integral multiple of $1,000,000 thereafter and shall consist of the creation and purchase of Bankers' Acceptances or the purchase of Drafts on the same day, in each case for the Drawing Purchase Price, effected or arranged by the Banks in accordance with Section 3.3 and their respective Bank's Commitment.

(3) If the Administrative Agent determines, in good faith, which determination shall be final, conclusive and binding upon the Company and the Banks, that the Bankers' Acceptances to be created and purchased or Drafts to be purchased on any Drawing (upon a conversion or otherwise) will not be created and purchased ratably by the Banks in accordance with Section 3.1(2) and Section 3.3(3), then the requested Face Amount of Bankers' Acceptances and BA Equivalent Notes relating to such Drawing shall be reduced to such lesser amount as the Administrative Agent determines will permit such rateable sharing and the amount by which the requested Face Amount shall have been so reduced shall be converted or continued, as the case may be, as a Canadian Prime Rate Loan under the Agreement to be made contemporaneously with the Drawing.

SECTION 3.2 FORM OF DRAFTS.

      Each Draft presented by the Company (i) shall be in a minimum amount of $100,000 and integral multiples of $100,000 thereafter, (ii) shall be dated the date of the Drawing, and (iii) shall mature and be payable by the Company (in common with all other Drafts presented in connection with such Drawing) on a Business Day which occurs approximately 1, 2, 3 or 6 months after the Drawing Date and on or prior to the Termination Date and which would not, in the opinion of the Administrative Agent, conflict with the Termination Date.

SECTION 3.3 PROCEDURE FOR DRAWING.

(1) Each Drawing shall be made on notice (a "DRAWING NOTICE") given by the Company to the Administrative Agent not later than 10:00 a.m. (Toronto time) on the Business Day before the Drawing. Each Drawing Notice shall be in substantially the form of Exhibit F, shall be irrevocable and binding on the Company and shall specify (i) the Drawing Date; (ii) the aggregate Face Amount of Drafts to be accepted and purchased (or purchased, as the case may be), and (iii) the contract maturity date for such Drafts.

(2) Not later than 2:00 p.m. (Toronto time) on an applicable Drawing Date, each Bank shall (i) complete one or more Drafts in accordance with the Drawing Notice, accept such Drafts and purchase the Bankers' Acceptances thereby created for the Drawing Purchase Price, or (ii) complete one or more Drafts in accordance with the Drawing Notice and purchase such Drafts for the Drawing Purchase Price. In each case, upon receipt of an amount equal to the difference between (i) such Drawing Purchase Price, and (ii) the applicable aggregate Drawing Fee, and upon fulfilment of the applicable conditions set forth in Article 5, the Administrative Agent shall make such funds available to the Company in accordance with Article 2.

(3) The Company shall, at the request of a Bank, issue one or more non-interest bearing promissory notes (each a "BA EQUIVALENT NOTE") payable on the date of maturity of the unaccepted Draft referred to below, in such form as such Bank may specify, in a principal amount equal to the Face Amount of, and in exchange for, any unaccepted Drafts which such Bank has purchased or has arranged to have purchased in accordance with Section 3.3(2).

(4) Bankers' Acceptances purchased by a Bank hereunder may be held by it for its own account until the contract maturity date or sold by it at any time prior thereto in any relevant market therefor in Canada, in such Person's sole discretion.

SECTION 3.4 PRESIGNED DRAFT FORMS.

(1)   To enable the Banks to make Drawings in the manner specified in this
      Article 3, the Company shall supply each Bank with such number of Drafts as such Banks may reasonably request, duly endorsed and executed on behalf of the Company. Each Bank shall exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it. Each Bank will, upon request by the Company, promptly advise the Company of the number and designations, if any, of the uncompleted Drafts then held by it. The signature of any duly authorized officer of the Company on a Draft may be mechanically reproduced in facsimile and Drafts and Bankers' Acceptances bearing such facsimile signature shall be binding upon the Company as if they had been manually signed by such officers. Notwithstanding that any of the individuals whose manual or facsimile signature appears on any Draft as one of such officers may no longer hold office at the date thereof or at the date of its acceptance by the Bank hereunder or at any time thereafter, any Draft or Bankers' Acceptance so signed shall be valid and binding upon the Company.

(2) The Company irrevocably appoints each Bank as the attorney of the Company to (i) sign and endorse for and on behalf and in the name of the Company as drawer, Drafts drawn on such Bank payable to the order of the Company, to the order of such Bank or to the order of a clearing house, and (ii) to fill in the amount, date and maturity date of such Drafts, such acts to be undertaken by such Bank in accordance with written instructions given to such Bank by the Company. All Drafts signed or endorsed for and on behalf of the Company by a Bank in accordance with the written instructions of the Company shall be binding on the Company, all as if duly executed and issued by the Company.

SECTION 3.5 PAYMENT, CONVERSION OR RENEWAL OF BANKERS' ACCEPTANCES.

(1) Upon the maturity of a Bankers' Acceptance, Draft or BA Equivalent Note, the Company may (i) elect to issue a replacement Bankers' Acceptance, Draft or BA Equivalent Note by giving a Drawing Notice in accordance with
      Section 3.3(1), (ii) elect to have all or a portion of the Face Amount of such Bankers' Acceptance, Draft or BA Equivalent Note converted to a Canadian Prime Rate Loan, by giving a Notice of Borrowing in accordance with Section 2.2, or (iii) pay, on or before 10:00 a.m. (Toronto time) on the maturity date for such Bankers' Acceptance, Draft or BA Equivalent Note, an amount in Dollars equal to the Face Amount of such Bankers' Acceptance, Draft or BA Equivalent Note (notwithstanding that a Bank may be the holder thereof at maturity). Any such payment shall satisfy the Company's obligations under the Bankers' Acceptance, Draft or BA Equivalent Note to which it relates and the relevant Bank shall thereafter be solely responsible for the payment of such Bankers' Acceptances, Drafts or BA Equivalent Notes.

(2) If the Company fails to pay any Bankers' Acceptance when due, or to issue a replacement Bankers' Acceptance, Draft or BA Equivalent Note in the Face Amount of such Bankers' Acceptance, Draft or BA Equivalent Note pursuant to Section 3.5(1), the unpaid amount due and payable in respect thereof shall be converted, as of such date, and without any necessity for the Company to give a Notice of Borrowing in accordance with Section 2.2, to a Canadian Prime Rate Loan made by the Banks ratably under this Agreement and shall bear interest calculated and payable as provided in Section 2.11.

SECTION 3.6 CIRCUMSTANCES MAKING BANKERS' ACCEPTANCES UNAVAILABLE.

      If any Bank determines in good faith, which determination shall be final, conclusive and binding upon the Company, and notifies the Company that, by reason of circumstances affecting the money market, there is no market for Bankers' Acceptances, then:

      (a) The right of the Company to request a Drawing from such Bank shall be suspended until such Bank determines that the circumstances causing such suspension no longer exist and such Bank so notifies the Company;

      (b) The portion of any Drawing Notice which is outstanding in respect of such Bank's PRO RATA portion of any Drawing shall be cancelled and such Bank's portion of the Drawing requested therein shall not be made; and

      (c) Such Bank shall promptly notify the Administrative Agent and the Company of the suspension of the Company's right to request a Drawing from such Bank and of the termination of any such suspension.


                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.1 REPRESENTATIONS AND WARRANTIES.

      To induce the Banks to enter into this Agreement and to make the Accommodations, the Company hereby represents and warrants to the Administrative Agent and each Bank that:

      (a) CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Company (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) has the power and authority to conduct the business in which it is currently engaged.

      (b) CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Company has the corporate power and authority to make, deliver and perform this Agreement and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required on the part of the Company in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement has been duly executed and delivered on behalf of the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      (c) NO LEGAL BAR. The execution, delivery and performance of this Agreement, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or material Contractual Obligation of the Company and will not result in, or require, the creation or imposition of any Lien on any of its material properties or revenues pursuant to any such Requirement of Law or material Contractual Obligation.

      (d)   NO MATERIAL LITIGATION.

            (i) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its properties or revenues in any case that involves this Agreement, the execution, delivery and performance of this Agreement or the borrowings hereunder.

            (ii) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or its properties or revenues which could reasonably be expected to result in a violation of the Net Worth Covenant.

      (e)   NO DEFAULT.

            (i) The Company is not in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to result in a violation of the Net Worth Covenant.

            (ii)  No Default or Event of Default has occurred and is continuing.

      (f) PURPOSE OF ACCOMMODATIONS. The proceeds of the Accommodations shall be used by the Company for general corporate purposes, including commercial paper back-up.

                                    ARTICLE 5
                              CONDITIONS PRECEDENT

SECTION 5.1 CONDITIONS TO INITIAL ACCOMMODATIONS.

      The agreement of each Bank to make the initial Accommodations requested to be made by it is subject to the satisfaction of the following conditions precedent:

      (a) CREDIT AGREEMENT. The Administrative Agent shall have received this Agreement, executed and delivered by a duly authorized officer of the Company, with a counterpart for each Bank.

      (b) GUARANTY. The Administrative Agent shall have received the Guaranty executed and delivered by a duly authorized officer of the Guarantor.

      (c) CORPORATE PROCEEDINGS OF THE COMPANY. The Administrative Agent shall have received, with a counterpart for each Bank, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Company authorizing (i) the execution, delivery and performance of this Agreement, and (ii) the borrowings contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Company as of the Closing Date pursuant to a certificate substantially in the form of Exhibit C-2, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

      (d) CORPORATE PROCEEDINGS OF THE GUARANTOR. The Administrative Agent shall have received, with a counterpart for each Bank, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Executive Committee of the Board of Directors of the Guarantor authorizing the execution, delivery and performance of the Guaranty, certified by the Secretary or an Assistant Secretary of the Guarantor as of the Closing Date pursuant to a certificate substantially in the form of Exhibit C-3, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

      (e) CORPORATE DOCUMENTS. The Administrative Agent shall have received, with a counterpart for each Bank, true and complete copies of the certificate of incorporation and by-laws of each of the Company and the Guarantor, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be.

      (f) NO CHANGE. Since December 31, 1998 and until the date of this Agreement, there shall have been no development or event which has had or could reasonably be expected to have a Material Adverse Effect and the Administrative Agent shall have received an officer's certificate of the Guarantor to such effect.

      (g) LEGAL OPINIONS. The Administrative Agent shall have received, with a counterpart for each Bank, (i) the executed legal opinion of Blake, Cassels & Graydon LLP, counsel to the Company, substantially in the form of Exhibit A-1, (ii) the executed legal opinion of the general counsel of the Guarantor, substantially in the form of Exhibit A-2, and (iii) the executed legal opinion of Stikeman Elliott, counsel to the Administrative Agent, substantially in the form of Exhibit A-3.

      (h) CERTIFICATES. The Administrative Agent shall have received, with a counterpart for each Bank, an officer's certificate of the chief financial officer, treasurer or controller of each of the Company and the Guarantor, substantially in the form of Exhibit C-1, and a certificate of incumbency of each of the Company and the Guarantor, substantially in the form of Exhibit D.

      (i) EXISTING CREDIT AGREEMENT. The Administrative Agent shall have received evidence satisfactory to it that the Existing Credit Agreement has been terminated and all amounts, if any, owing by the borrowers thereunder have been paid in full.

      (j) TRANSFER INSTRUCTIONS. The Administrative Agent shall have received written money transfer instructions addressed to the Administrative Agent and signed by a duly authorized officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

SECTION 5.2 CONDITIONS TO EACH ACCOMMODATION.

(1) The agreement of each Bank to make any Accommodation requested to be made by it on any date (including, without limitation, its initial Accommodation) is subject to the satisfaction of the following conditions precedent:

      (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Company in Section 4.1 of this Agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date except (i) to the extent such representations and warranties expressly relate to an earlier date, and (ii) for changes in the Schedules hereto reflecting transactions permitted by this Agreement. Each of the representations and warranties made by the Guarantor in the Guaranty shall be true and correct in all material respects on and as of such date as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date.

      (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Accommodations requested to be made on such date.

      (c) BORROWING NOTICE; DRAWING NOTICE. The Administrative Agent shall have received a Notice of Borrowing or Drawing Notice, as the case may be, from the Company.

(2) Each request by the Company for the making of an Accommodation hereunder shall constitute a representation and warranty by the Company as of the date of making such Accommodation that the conditions contained in this
      Section 5.2 have been satisfied.


                                   ARTICLE 6
                              AFFIRMATIVE COVENANTS

      The Company hereby agrees that, so long any Commitment shall remain in effect or any amount owing hereunder shall be unpaid, the Company shall:

SECTION 6.1 PAYMENT OF OBLIGATIONS.

      Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company, or except to the extent that the failure to pay, discharge or otherwise satisfy the same could not, in the aggregate, reasonably be expected to result in a violation of the Net Worth Covenant.

SECTION 6.2 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.

      Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises material to the normal conduct of its significant businesses, provided, however, that notwithstanding this Section 6.2, the Company may (i) discontinue any of its businesses that are no longer deemed advantageous to it (such determination to be in the sole and absolute discretion of the Company), (ii) sell or dispose of any assets, subsidiaries or the capital stock thereof and (iii) consolidate with any other corporation or accept a merger of any other corporation into the Company, provided that the surviving corporation of the merger shall be an entity organized under the laws of Canada or any province thereof and shall expressly assume the obligations of the Company under this Agreement and expressly agree to be bound by all other provisions applicable to the Company under this Agreement. The Company shall comply in all material respects with all Requirements of Law, except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to result in a violation of the Net Worth Covenant.

SECTION 6.3 NOTICES.

(1)   Promptly give notice to the Administrative Agent of:

      (a)   the occurrence of any Default or Event of Default;

      (b) any litigation, investigation or proceeding affecting the Company which could reasonably be expected to result in a violation of the Net Worth Covenant;

      (c) as soon as possible and in any event within 30 days after receipt by the Company, a copy of (i) any notice or claim to the effect that the Company or any Subsidiary is or may be liable to any Person as a result of the release by the Company, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (ii) any notice alleging any violation of any federal, provincial or local environmental, health or safety law or regulation by the Company or any Subsidiary, which could reasonably be expected to result in a claim, liability or loss that will, in the case of clauses (i) or (ii), when aggregated with the effect of any failure by the Company to (x) maintain and preserve all property material to the conduct of its business, (y) keep such property in good repair, working order and condition and (z) from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto, result in a violation of the Net Worth Covenant; and

      (d) a consolidation or merger of any corporation into the Company or the transfer or assignment by the Company of any of its rights or obligations under this Agreement to any Person.

(2) Each notice pursuant to this Section 6.3 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

SECTION 6.4 STATUS OF OBLIGATIONS.

      Ensure that its obligations under this Agreement shall at all times be direct and general obligations of the Company and shall at all times rank at least pari passu in all respects with all other outstanding unsecured and unsubordinated indebtedness of the Company.

SECTION 6.5 PAYMENT OF TAXES.

      Pay and discharge promptly when due all taxes, assessments and governmental charges or levies the amounts of which are material to the business, assets, operations, prospects or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole, imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, or levy so long as the validity or amount thereof shall be contested in good faith by appropriate actions or proceedings and the Company shall have set aside on its books appropriate reserves with respect thereto.

SECTION 6.6 USE OF PROCEEDS.

      Use, and cause each Subsidiary to use, the proceeds of Accommodations for general corporate purposes, including commercial paper back-up.

                                   ARTICLE 7
                               NEGATIVE COVENANTS

      The Company hereby agrees that, so long as any Commitment shall remain in effect or any amount owing hereunder shall be unpaid, the Company shall not:

SECTION 7.1 NEGATIVE PLEDGE.

(1) (i) Create, incur or suffer to exist any Lien upon any of its property or assets to secure indebtedness for money borrowed, incurred, issued, assumed or guaranteed by the Company or (ii) create any Lien upon any of its property or assets to secure any indebtedness or other obligations of any Person if such Lien is a Lien created by any action of the Company (including any grant by the Company of any Lien pursuant to a written instrument or by the pledge by the Company of property, but excluding Liens arising by operation of law), without, in the case of any Lien described in the foregoing clauses (i) and (ii), thereby expressly securing the due and punctual payment of the principal of and interest on the Accommodations Outstanding and all other amounts payable by the Company hereunder equally and ratably with any and all other obligations and indebtedness secured by such Lien, so long as any such other obligations and indebtedness shall be so secured; provided, however, that this restriction shall not prohibit or otherwise restrict:

      (a) the Company from creating, incurring or suffering to exist upon any of its property or assets any Lien in favor of any subsidiary of the Company;

      (b) the Company (i) from creating, incurring or suffering to exist a purchase money Lien upon any such property, assets, capital stock or indebtedness acquired by the Company prior to, at the time of, or within one year after (A) in the case of physical property or assets, the later of the acquisition, completion of construction (including any improvements on existing property) or commencement of commercial operation of such property or (B) in the case of shares of capital stock, indebtedness or other property or assets, the acquisition of such shares of capital stock, indebtedness, property or assets, (ii) from acquiring property or assets subject to Liens existing thereon at the date of acquisition thereof, whether or not the indebtedness secured by any such Lien is assumed or guaranteed by the Company, or (iii) from creating, incurring or suffering to exist Liens upon any property of any Person, which Liens exist at the time any such Person is merged with or into or consolidated with the Company (or becomes a subsidiary of the Company) or which Liens exist at the time of a sale or transfer of the properties of any such Person as an entirety or substantially as an entirety to the Company;

      (c) the Company from creating, incurring or suffering to exist upon any of its property or assets Liens in favor of Canada or any province thereof, or any agency, department or other instrumentality thereof, to secure progress, advance or other payments pursuant to any contract or provision of any statute (including maintaining self-insurance or participating in any fund in connection with worker's compensation, disability benefits, unemployment insurance, old age pensions or other types of social benefits, or joining in any other provisions or benefits available to companies participating in any such arrangements);

      (d) the Company from creating, incurring or suffering to exist upon any of its property or assets Liens securing the performance of letters of credit, bids, tenders, sales contracts, purchase agreements, repurchase agreements, reverse repurchase agreements, bankers' acceptances (other than Bankers' Acceptances), leases, surety and performance bonds, and other similar obligations incurred in the ordinary course of business;

      (e) the Company from creating, incurring or suffering to exist Liens upon any real property acquired or constructed by the Company primarily for use in the conduct of its business;

      (f) the Company from entering into any arrangement with any Person providing for the leasing by the Company of any property or assets, which property or assets have been or will be sold or transferred by the Company to such Person with the intention that such property or assets will be leased back to the Company, if the obligations in respect of such lease would not be included as liabilities on a consolidated balance sheet of the Company;

      (g) the Company from creating, incurring or suffering to exist upon any of its property or assets Liens to secure non-recourse debt in connection with the Company engaging in any leveraged or single-investor or other lease transactions, whether (in the case of Liens on or relating to leases or groups of leases or the particular properties subject thereto) such Liens are on the particular properties subject to any leases involved in any of such transactions and/or the rental or other payments or rights under such leases or, in the case of any group of related or unrelated leases, on the properties subject to the leases comprising such group and/or on the rental or other payments or rights under such leases, or on any direct or indirect interest therein, and whether (in any case) (i) such Liens are created prior to, at the time of, or at any time after the entering into of such lease transactions and/or (ii) such leases are in existence prior to, or are entered into by the Company at the time of or at any time after, the purchase or other acquisition by the Company of the properties subject to such leases;

      (h) the Company from creating, incurring or suffering to exist (i) other consensual Liens in the ordinary course of business of the Company that secure indebtedness that, in accordance with generally accepted accounting principles, would not be included in total liabilities as shown on the Company's consolidated balance sheet, or (ii) Liens created by the Company in connection with any transaction intended by the Company to be a sale of property or assets of the Company, provided that such Liens upon any or all of the property or assets intended to be sold, the income from such property or assets and/or the proceeds of such property or assets;

      (i) the Company from creating, incurring or suffering to exist Liens on property or assets financed through tax-exempt municipal obligations, provided that such Liens are only on the property or assets so financed;

      (j) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any of the foregoing; provided, however, that any such extension, renewal or replacement shall be limited to all or a part of the property or assets (or substitutions therefor) which secured the Lien so extended, renewed or replaced (plus improvements on such property); and

      (k) the Company from creating, incurring or suffering to exist any other Lien not otherwise permitted by any of the foregoing clauses (i) through (ix) above if the aggregate amount of all secured debt of the Company secured by such Liens would not exceed 5% of the excess of the Guarantor's consolidated assets over the consolidated liabilities as shown on the Guarantor's most recent audited consolidated financial statements in accordance with generally accepted accounting principles.

(2) For the purposes of this Section 7.1, any contract by which title is retained as security (whether by lease, purchase, title retention agreement or otherwise) for the payment of a purchase price shall be deemed to be a purchase money Lien. Nothing in this Section 7.1 shall apply to any Lien of any kind upon any of the properties of any character of the Company existing on the date of execution and delivery of this Agreement.

(3) Nothing contained in this Section 7.1, or elsewhere in this Agreement shall prevent or be deemed to prohibit the creation, assumption or guaranty by the Company of any indebtedness not secured by a Lien or the issuance by the Company of any debentures, notes or other evidences of indebtedness not secured by a Lien, whether in the ordinary course of business or otherwise.

SECTION 7.2 ASSIGNMENT

      Assign or transfer any of its rights or obligations under this Agreement to any Person unless (i) such Person is a corporation or other entity organized under the laws of Canada or any province thereof which expressly assumes the obligations of the Company in respect of the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by the Company by one or more agreements, reasonably satisfactory in form to the Administrative Agent executed and delivered by such Person in favour of the Administrative Agent, (ii) the Administrative Agent shall have received a guarantee of the obligations of such Person in the form of the Guaranty MUTATIS MUTANDIS, and (iii) the Administrative Agent shall have received such certificates of corporate officers of such Person and such opinions of legal counsel to such Person, the Guarantor and the Administrative Agent in form satisfactory to the Administrative Agent in respect of such assignment and assumption. Upon completion of such assignment and assumption, the assignor shall automatically and without further action on the part of any party be released from its obligations as a borrower hereunder and shall no longer be a party hereto.

                                    ARTICLE 8
                                EVENTS OF DEFAULT

SECTION 8.1 EVENTS OF DEFAULT

      If any of the following events shall occur and be continuing:

      (a) The Company shall (i) fail to pay any amount of the Accommodations Outstanding when due in accordance with the terms hereof; (ii) fail to pay any interest, any Utilization Fee or any Facility Fee within five Business Days after any such interest or fee becomes due in accordance with the terms hereof; or (iii) fail to pay any expenses or other amounts payable under this Agreement to the Administrative Agent or any Bank within fifteen days after such expenses or other amounts become due in accordance with the terms hereof; or

      (b) Any representation or warranty made or deemed made by the Company herein or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

      (c) Any representation or warranty made or deemed made by the Guarantor in the Guaranty shall prove to have been incorrect in any material respect on or as of the date made; or

      (d) The Company shall default in the observance or performance of any agreement contained in Article 7; or

      (e) The Guarantor shall default in the observance or performance of any agreement contained in Sections 6.1 through 6.3 of the CIT U.S. Credit Agreement which are incorporated by reference in the Guaranty pursuant to Section 6 of the Guaranty; or

      (f) The Company shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in paragraphs (a), (b) and (d) of this Section), and such default shall continue unremedied for a period of 30 days after notice shall have been given to the Company by the Administrative Agent; or

      (g) The Guarantor shall default in the observance or performance of any other agreement contained in the Guaranty (other than as provided in paragraphs (c) and (e) of this Section), and such default shall continue unremedied for a period of 30 days after notice shall have been given to the Guarantor by the Administrative Agent; or

      (h) Any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness of the Guarantor in an aggregate principal amount equal to or greater than U.S. $100,000,000; or the Guarantor shall not make any liquidation or termination payment or payments in an aggregate amount equal to or greater than U.S. $100,000,000 when it becomes due (any applicable grace period having expired) under one or more Hedging Agreements; the Guarantor shall not pay the principal of or interest on any Indebtedness with respect to Indebtedness in an aggregate principal amount in excess of U.S. $100,000,000 when it becomes due and beyond any period of grace with respect thereto; or

      (i) (i) The Company or the Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or the Guarantor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or the Guarantor any case, proceeding or other action of a nature referred to in clause (i) above which
            (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or the Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; (iv) the Company or the Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above;

            or (v) the Company or the Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

      (j) One or more judgments or decrees shall be entered against the Company or the Guarantor involving in the aggregate a liability (not paid or fully covered by insurance) of U.S. $100,000,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 90 days from the entry thereof; or

      (k) If at any time the Company shall become liable for remediation and/or environmental compliance expenses and/or fines, penalties or other charges which, in the aggregate, could reasonably be expected to result in a violation of the Net Worth Covenant; or

      (l) The Guaranty shall cease, for any reason (other than the express written release thereof by the Banks), to be in full force and effect, or the Guarantor shall so assert in writing.

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (i) above with respect to the Company, automatically the Commitments shall immediately terminate and the Accommodations Outstanding (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Banks, the Administrative Agent may, or upon the request of the Required Banks the Administrative Agent shall, by notice to the Company declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Banks, the Administrative Agent may, or upon the request of the Required Banks the Administrative Agent shall, by notice of default to the Company, declare the Accommodations Outstanding (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                                    ARTICLE 9
                                   THE AGENTS

SECTION 9.1 APPOINTMENT.

      Each Bank hereby designates and appoints RBC as the Administrative Agent of such Bank under this Agreement, and each such Bank authorizes RBC as the Administrative Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The Syndication Agents, in their capacities as such, shall not have any duties or responsibilities hereunder nor any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Syndication Agents in their capacities as such.

SECTION 9.2 DELEGATION OF DUTIES.

      The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 9.3 EXCULPATORY PROVISIONS.

      Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or wilful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or for any failure of the Company to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Company.

SECTION 9.4 RELIANCE BY ADMINISTRATIVE AGENT.

      The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of the Bank specified in the accounts and records maintained by the Administrative Agent with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the obligations owing by the Company hereunder.

SECTION 9.5 NOTICE OF DEFAULT.

      The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "NOTICE OF DEFAULT". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

SECTION 9.6 NON-RELIANCE ON ADMINISTRATIVE AGENT.

      Each Bank expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank. Each Bank represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to make its Accommodations hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Company which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

SECTION 9.7 INDEMNIFICATION.

      The Banks agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitment shall have terminated and the Accommodations Outstanding shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Accommodations Outstanding and all other amounts owing hereunder) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Accommodations Outstanding and all other amounts payable hereunder.

SECTION 9.8 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

      The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Accommodations made or renewed by it, the Administrative Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Administrative Agent, and the terms "BANK" and "BANKS" shall include the Administrative Agent in its individual capacity.

SECTION 9.9 SUCCESSOR ADMINISTRATIVE AGENT.

      The Administrative Agent may resign as Administrative Agent upon thirty days' notice to the Banks, and may be removed at any time with or without cause by the Required Banks. Upon any resignation or removal of the Administrative Agent, the Required Banks shall appoint from among the Banks a successor Administrative Agent for the Banks, which successor Administrative Agent shall be approved by the Company. If no successor Administrative Agent shall have been so approved by the Company and shall have accepted such appointment within thirty days after the resignation of the Administrative Agent, then in place or the Required Banks' removal of the retiring Administrative Agent, such retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent (which shall be a commercial bank or trust company organized or licensed under the laws of Canada or any province thereof) which appointment shall be subject to the approval of the Company such approval not to be unreasonably withheld. Upon the acceptance of any appointment as Administrative Agent hereunder, such successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent and the term "ADMINISTRATIVE AGENT" shall mean such successor agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the obligations owing hereunder. After any retiring Administrative Agent's resignation or removal as Administrative Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.1 AMENDMENTS AND WAIVERS.

      Neither this Agreement, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section.

With the written consent of the Required Banks, the Administrative Agent and the Company may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of the Banks or of the Company hereunder or thereunder or waiving, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of this Agreement or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the maturity of any Accommodation or any installment thereof, or reduce the rate of interest (other than default interest rates) thereon or extend the time of payment of interest or fees thereon, or reduce any fee payable to any Bank hereunder, or change the amount of any Bank's Commitment, in each case without the written consent of the Bank affected thereby, or (ii) amend, modify or waive any provision of Section 2.6, or this Section, amend the definition of Required Banks, change the types of Accommodations available or consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement in each case without the written consent of all the Banks, (iii) amend, modify or waive any provision of Article 9 or any reference to the Administrative Agent or the Syndication Agents in any other provision of this Agreement which alters the duties or obligations of the Administrative Agent or the Syndication Agents without the written consent of the then Administrative Agent or the Syndication Agents, as the case may be. Nothing in this Section 10.1 shall prevent or prohibit the Administrative Agent, the Company or any Bank from taking any action in accordance with Section 2.6, Section 2.16, Section 2.18 or Section 2.19 notwithstanding anything contained in this Section 10.1 to the contrary, including, without limitation (i) preventing a Non-Extending Bank from transferring its rights and obligations hereunder to a Continuing Bank, (ii) preventing a Notifying Bank from transferring its rights and obligations to a Replacement Bank, or (iii) the modification, amendment or supplement of this Agreement (including, without limitation, Schedule I), in each case solely in accordance with, or upon a transfer by a Bank of its rights and obligations hereunder pursuant to, the applicable provisions of Section 2.6, Section 2.16,
Section 2.18, or Section 2.19. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Company, the Banks, the Agents and all future holders of the obligations owing hereunder. In the case of any waiver, the Company, the Banks and the Agents shall be restored to their former position and rights hereunder, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

SECTION 10.2 NOTICES.

      All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telegraph or telex), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answer back received, addressed, in the case of the Company and the Administrative Agent, as follows, and as set forth on Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the obligations owing hereunder:

      (a)   The Administrative Agent:

            Royal Bank of Canada
            12th Floor South Tower, Royal Bank Plaza
            200 Bay Street
            Toronto, Ontario
            M5J 2J5
            Attention:  Manager Agency
            Telecopy:  (416) 974-2407

      (b)   The Company:

            CIT Financial Ltd.
            c/o The CIT Group, Inc.
            650 CIT Drive
            Livingston, New Jersey
            U.S.A.  07039
            Attention: Treasurer
            Telecopy: (973) 535-3761

SECTION 10.3 NO WAIVER; CUMULATIVE REMEDIES.

      No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 10.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

      All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Accommodations hereunder.

SECTION 10.5 PAYMENT OF EXPENSES AND TAXES.

      The Company agrees (i) to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, this Agreement and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (ii) to pay or reimburse each Bank and the Agents for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and any such other documents, including, without limitation, reasonable fees and disbursements (including the allocated costs and expenses of in-house counsel) of counsel to the Administrative Agent and to the several Banks, (iii) to pay, indemnify, and hold each Bank and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and any such other documents, and (iv) to pay, indemnify, and hold each Bank and the Administrative Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, any Accommodation (including the use of proceeds thereof) and any such other documents (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"), provided, that the Company shall have no obligation hereunder to any Administrative Agent or any Bank with respect to indemnified liabilities arising from (A) the gross negligence or wilful misconduct of such Administrative Agent or such Bank, (B) legal proceedings commenced against any Administrative Agent or any Bank by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, or
(C) legal proceedings commenced against any Agent or any Bank by any other Bank or by any Transferee. The agreements in this Section shall survive repayment of the Accommodations Outstanding and all other amounts payable hereunder.

SECTION 10.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS; PURCHASING BANKS.

(1) This Agreement shall be binding upon and inure to the benefit of the Company, the Administrative Agent, the Banks, all future holders of the obligations owing hereunder and their respective successors and assigns. Notwithstanding any other provision contained herein, (i) no Bank shall have the right to assign all or any part of its rights or obligations to any Person who is a non-resident of Canada within the meaning of the INCOME TAX ACT (Canada), (ii) no Purchasing Bank shall be entitled to receive any greater payment, on a cumulative basis, pursuant to Section 2.13 than the Bank which granted such assignment would have been entitled to, and (iii) any participation or assignment hereunder shall not increase the Company's cost of borrowing under Section 2.14 or otherwise impose any additional cost, expense or obligation on the Company, in each case, without the prior written consent of the Company.

(2) Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Accommodation owing to such Bank, any Commitment of such Bank or any other interest of such Bank hereunder. In the event of any such sale by a Bank of participating interests to the Participant, such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any obligation owing to it hereunder for all purposes under this Agreement, and the Company and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; provided, that such Bank shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Agreement other than, as may be agreed to by such Bank and Participant, any amendment, modification or waiver with respect to any Accommodation or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Accommodation or Commitment or postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Accommodation or Commitment. The Company agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement. The Company also agrees that each Participant shall be entitled to the benefits of Section 2.13, Section 2.14, Section 2.15 and Section 10.5 with respect to its participation in the Commitment and the Accommodation Outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Bank would have been entitled to receive in respect of the amount of the participation transferred by the transferor Bank to such Participant had no such transfer occurred.

(3) Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to any Bank or any Affiliate thereof (which shall be resident of Canada) and, with the consent of the Company and the Administrative Agent (which shall not be unreasonably withheld), to one or more additional banks or financial institutions (which shall be resident of Canada) ("PURCHASING BANKS") all or any part of its rights and obligations under this Agreement pursuant to a Commitment Transfer Supplement, substantially in the form of Exhibit B (a "COMMITMENT TRANSFER SUPPLEMENT"), executed by such Purchasing Bank and such transferor Bank (and, in the case of a Purchasing Bank that is not then a Bank or an Affiliate thereof, by the Company and the Administrative Agent) and delivered to the Administrative Agent for its acceptance. The Company shall have no obligation to consent to a sale by a Bank to any Person that is not a bank or an Affiliate of a bank. Each such assignment shall be in a minimum amount of $10,000,000 (other than in the case of an assignment of all of a Bank's interests under this Agreement) and the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance, a Commitment Transfer Supplement, and the transferor Bank or the Purchasing Bank, as agreed between them, shall deliver to the Administrative Agent a processing and recordation fee of $3,500. Each such assignment shall be ratable as among any Commitment and/or Accommodations under this Agreement. After giving effect to any such assignment (other than an assignment of all of a Bank's interests under this Agreement), the assigning Bank (together with any Bank which is an Affiliate of such assigning Bank) shall retain Accommodations and/or Commitments aggregating not less than $10,000,000. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement (the "TRANSFER EFFECTIVE DATE"), (x) the Purchasing Bank thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Bank hereunder with a Commitment as set forth therein, and (y) the transferor Bank thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Bank's rights and obligations under this Agreement, such transferor Bank shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank under this Agreement. Notwithstanding any provision of this Section 10.6, the consent of the Company shall not be required for any assignment which occurs at any time when any of the events described in Section 8.1(i) shall have occurred and be continuing.

(4)   The Administrative Agent shall maintain at its address referred to in
      Section 10.2 a copy of each Commitment Transfer Supplement delivered to it.

(5) Upon its receipt of a Commitment Transfer Supplement executed by a transferor Bank and Purchasing Bank (and, in the case of a Purchasing Bank that is not then a Bank or an Affiliate thereof, by the Company and the Administrative Agent), the Administrative Agent shall (i) promptly accept such Commitment Transfer Supplement, and (ii) on the Transfer Effective Date determined pursuant thereto give notice of such acceptance to the Banks and the Company.

SECTION 10.7 DISSEMINATION OF INFORMATION; CONFIDENTIALITY.

(1) The Company authorizes each Bank to disclose to any Participant or Purchasing Bank or any other Person acquiring an interest in this Agreement by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Bank's possession concerning the creditworthiness of the Company and its Subsidiaries, provided that such Transferee or prospective Transferee agrees to be bound by this
      Section 10.7 with respect to such information as though such Transferee or prospective Transferee were a Bank hereunder.

(2) Each Bank and each Transferee that receives information which is not publicly available and which has been identified by the Company as confidential ("PROPRIETARY INFORMATION") will be bound to treat such Proprietary Information in a confidential manner and to use such Proprietary Information only for the purpose of evaluating and monitoring the creditworthiness of the Company and its Subsidiaries in connection with such Bank's or such Transferee's extensions of credit pursuant to this Agreement or such Bank's or Transferee's other agreements with the Company, or as otherwise may be required by law, regulation or court order; provided, that if any Bank or Transferee shall be required to disclose any Proprietary Information by a court order (i) such Bank or Transferee shall, unless prohibited by applicable law, applicable regulation or the terms of the applicable court order, communicate such fact to the Administrative Agent and the Administrative Agent shall communicate such fact to the Company, and (ii) such Bank or Transferee shall disclose only such Proprietary Information which it is requested to disclose or advised by counsel to disclose; provided, further, that any Bank or Transferee may disclose such information which it is requested to disclose or is advised by counsel to disclose to an auditor or examiner if it has advised such auditor or examiner that such information is confidential; provided, further, that any Bank or Transferee may disclose Proprietary Information (A) to Affiliates of such Bank or Transferee provided that such Affiliates agree to keep the Proprietary Information confidential as set forth herein, (B) with the written consent of the Company, (C) in connection with any litigation involving the Company and such Bank or Transferee, (D) to legal counsel to such Bank or Transferee if it advises such legal counsel that such information is confidential, (E) if such Proprietary Information was in the possession of such Bank or Transferee on a non-confidential basis prior to the Company furnishing it to such Bank or Transferee as shown by clear and convincing evidence, or (F) if such Proprietary Information is received by such Bank or Transferee, without restriction as to its disclosure or use, from a Person who, to such Bank's or Transferee's knowledge or reasonable belief, was not prohibited from disclosing it by any duty of confidentiality.

SECTION 10.8 ADJUSTMENTS.

(1) If any Bank (a "BENEFITTED BANK") shall at any time receive any payment of all or part of its Accommodations Outstanding, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8.1(i), or otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's Accommodations Outstanding, or interest thereon, such benefitted Bank shall purchase for cash from the other Banks such portion of each such other Bank's Accommodations Outstanding, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the Banks; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Notwithstanding anything contained in this Agreement to the contrary, this Section 10.8 shall only be applicable to (i) payments received by a Bank in respect of the obligations of the Company under this Agreement, and (ii) collateral received from the Company, if any, to secure obligations of the Company under this Agreement.

(2)   In addition to any rights and remedies of the Banks provided by law, upon
      (i) the occurrence and during the continuance of an Event of Default, and
      (ii) the declaration by the Administrative Agent that the Accommodations Outstanding are immediately due and payable pursuant to the last paragraph of Section 8.1, or the occurrence and continuance of an Event of Default specified in clause (i) or (ii) of Section 8.1(i), each Bank shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law (but without waiving any notices specified in Section 8.1), upon any amount becoming due and payable by the Company hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether matured or unmatured, at any time held or owing by such Bank or any branch or agency thereof to or for the credit or the account of the Company. Each Bank agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 10.9 COUNTERPARTS.

      This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.

SECTION 10.10 SEVERABILITY.

      Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.11 INTEGRATION.

      This Agreement represents the agreement of the Company, the Agents and the Banks with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Company, the Agents or any Bank relative to subject matter hereof not expressly set forth or referred to herein other than any agreements referred to in Section 2.4(2).

SECTION 10.12 GOVERNING LAW.

      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

SECTION 10.13 SUBMISSION TO JURISDICTION; WAIVERS.

      The Company hereby irrevocably and unconditionally:

      (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the province of Ontario and appellate courts from any thereof;

      (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

      (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in Section 10.2 or at such other address of which the Bank shall have been notified pursuant thereto; and

      (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

SECTION 10.14 WAIVERS OF JURY TRIAL.

      THE COMPANY, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

      IN WITNESS WHEREOF, the parties have executed this Agreement

                                         CIT FINANCIAL LTD.

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                         ROYAL BANK OF CANADA,
                                         as Administrative Agent


                                         By:
                                             ---------------------------------
                                             Name:  Gail Watkin
                                             Title: Manager, Global Banking,
                                                    Agency


                                         ROYAL BANK OF CANADA,
                                         as a Bank


                                         By:
                                             ---------------------------------
                                             Name:  Terence E.J. Leifso
                                             Title: Vice President


                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as Syndication Agent and as a Bank

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         THE CHASE MANHATTAN BANK OF CANADA,
                                         as Syndication Agent

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                         THE CHASE MANHATTAN BANK,
                                         TORONTO BRANCH
                                         as a Bank

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                         BANK OF MONTREAL,
                                         as Managing Agent and as a Bank

                                         By:
                                             ---------------------------------
                                             Name:  B. Ciallella
                                             Title: Director


                                         THE BANK OF NOVA SCOTIA,
                                         as Managing Agent and as a Bank

                                         By:
                                             ---------------------------------
                                             Name: Andrea L. Sabada
                                             Title:  Director


                                         THE TORONTO-DOMINION BANK,
                                         as Managing Agent and as a Bank

                                         By:
                                             ---------------------------------
                                             Name:  Paul Cunha
                                             Title: Relationship Manager

                                         By:
                                             ---------------------------------
                                             Name:  Patrick Green
                                             Title: Manager, Commercial Credit


                                         BANK OF AMERICA CANADA,
                                         as a Bank

                                         By:
                                             ---------------------------------
                                             Name:  Richard J. Hall
                                             Title: Vice President

                                         BANK ONE CANADA,
                                         as a Bank

                                         By:
                                             ---------------------------------
                                             Name:  M.N. Tam
                                             Title: Vice President


                                         BNP PARIBAS (CANADA),
                                         as a Bank

                                         By:
                                             ---------------------------------
                                             Name:  Daniel Grenier
                                             Title: SVP and Treasurer

                                         By:
                                             ---------------------------------
                                             Name:  Alain Ligault
                                             Title: SVP


                                         CITIBANK CANADA,
                                         as a Bank

                                         By:
                                             ---------------------------------
                                             Name:  Victoria Patterson
                                             Title: Vice President

                                         CREDIT SUISSE FIRST BOSTON CANADA,
                                         as a Bank

                                         By:
                                             ---------------------------------
                                             Name:  Peter Chauvin
                                             Title: Vice President

                                         By:
                                             ---------------------------------
                                             Name:   Alain Daoust
                                             Title:  Director


                                         DEUTSCHE BANK CANADA,
                                         as a Bank

                                         By:
                                             ---------------------------------
                                             Name:  Rod O'Hara
                                             Title: Director

                                         By:
                                             ---------------------------------
                                             Name:  Maria Gorzen
                                             Title: Vice President


                                         MIZUHO BANK (CANADA),
                                         as a Bank

                                         By:
                                             ---------------------------------
                                             Name:  John Gleason
                                             Title: Vice President

                                   SCHEDULE I
                         TO THE 364-DAY CREDIT AGREEMENT

                        COMMITMENTS AND BANK INFORMATION


======================================================= =======================
                        LENDER                               COMMITMENT
------------------------------------------------------- -----------------------
Royal Bank of Canada                                        $70,000,000
200 Bay St., 10th Floor
South Tower
Royal Bank Plaza
Toronto, Ontario
M5J 2J5
Attention: Terence E.J. Leifso
           Senior Manager
Telephone: (416) 974-4895
Facsimile: (416) 974-7636
------------------------------------------------------- -----------------------
Canadian Imperial Bank of Commerce                          $64,000,000
BCE Place
161 Bay Street, 8th Floor
Toronto, Ontario
CANADA  M5J 2S8
Attention:  Karen Kiskorna
            Director
Telephone:  (416) 956-3077
Facsimile:  (416) 956-3875
------------------------------------------------------- -----------------------
The Chase Manhattan Bank, Toronto Branch                    $64,000,000
1 First Canadian Place
100 King Street West
Suite 6900, P.O. Box 106
Toronto, Ontario
M5X 1A4
Attention:  Christine Chan
Telephone:  (416) 216-4133
Facsimile:  (416) 216-4161
======================================================= =======================


======================================================= =======================
                        LENDER                               COMMITMENT
------------------------------------------------------- -----------------------
Bank of Montreal                                            $40,000,000
First Canadian Place
24th Floor
Toronto, Ontario
M5X 1A1
Attention: Cam Landry
           Vice President
Telephone: (416) 867-7784
Facsimile: (416) 867-5818
------------------------------------------------------- -----------------------
The Bank of Nova Scotia                                     $40,000,000
44 King Street West
16th Floor
Toronto, Ontario
M5H 1H1
Attention:  Andrea Sabada
            Director Bank Finance
Telephone:  (416) 933-1438
Facsimile:  (416) 933-7399
------------------------------------------------------- -----------------------
The Toronto-Dominion Bank                                   $40,000,000
P.O. Box 1, Toronto-Dominion Tower
9th Floor
Toronto, Ontario
M5K 1A2
Attention:  Matt Hendel
            Vice President
Telephone:  (416) 983-6076
Facsimile:  (416) 307-1222
------------------------------------------------------- -----------------------
Bank of America Canada                                      $26,000,000
200 Front Street West
Suite 2700
Toronto, Ontario
M5V 3L2
Attention:  Medina Sales de Andrade
Telephone:  (416) 349-5433
Facsimile:  (416) 349-4283
======================================================= =======================


======================================================= =======================
                        LENDER                               COMMITMENT
------------------------------------------------------- -----------------------
Bank One Canada                                             $26,000,000
BCE Place
161 Bay Street
Suite 4240
Toronto, Ontario
M5J 2S1
Attention:  Mr. Jeremiah Hynes
Telephone:  (416) 365-5260
Facsimile:  (416) 363-7574
------------------------------------------------------- -----------------------
BNP Paribas (Canada)                                        $26,000,000
121 King Street West
P.O. Box 87, Suite 2130
Toronto, Ontario
M5H 3T9
Attention:  John Usborne
            Vice President
Telephone:  (416) 947-3502
Facsimile:  (416) 947-3541
------------------------------------------------------- -----------------------
Citibank Canada                                             $26,000,000
Citibank Place
123 Front Street West
10th Floor
Toronto, Ontario
M5J 2M3
Attention:  Victoria Patterson
Telephone:  (416) 947-5885
Facsimile:  (416) 947-5674
------------------------------------------------------- -----------------------
Credit Suisse First Boston Canada                           $26,000,000
1 First Canadian Place
Suite 3000
P.O. Box 301
Toronto, Ontario
M5X 1C9
Attention:  Peter Chauvin
            Vice President
Telephone:  (416) 352-4529
Facsimile:  (416) 352-4576
======================================================= =======================


======================================================= =======================
                        LENDER                               COMMITMENT
------------------------------------------------------- -----------------------
Deutsche Bank Canada                                        $26,000,000
222 Bay Street
Suite 1200
Toronto, Ontario
M5K 1H6
Attention:  Paul Jurist
            Director
Telephone:  (416) 682-8422
Facsimile:  (416) 682-8444
------------------------------------------------------- -----------------------
Mizuho Bank (Canada)                                        $26,000,000
100 Yonge Street
P.O. Box 29, Suite 1102
Toronto, Ontario
M5C 2W1
Attention:  Mr. John Gleason
Telephone:  (416) 595-0669
Facsimile:  (416) 595-1353
------------------------------------------------------- -----------------------
TOTAL:                                                     $500,000,000
======================================================= =======================